SPX CORPORATION

                                      &

                                GENERAL SIGNAL



                                JULY 20, 1998





                                                      [SPX Logo]

                                                      [General Signal Logo]



FORWARD-LOOKING STATEMENTS

Certain statements contained in these slides that are not historical facts are "Forward-Looking Statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are thus prospective. These Forward-Looking Statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such Forward-Looking Statements. More information regarding such risks can be found in SPX's and General Signal's SEC filings.





                                                      [SPX Logo]

                                                      [General Signal Logo]



RATIONALE FOR SPX/GSX COMBINATION

*    Strong industrial and vehicle solutions company

*    Larger platform to increase shareholder wealth

*    Apply proven EVA(R)-based program to create value

*    General Signal's market leading/niche businesses fit into SPX model

* Financial strength to invest in businesses and pursue strategic acquisitions






                                                      [SPX Logo]

                                                      [General Signal Logo]



TRANSACTION SUMMARY

Structure:                          Cash-election merger

Current Value:                      $45 per GSX share, or $2 billion, assume
                                    $335 million in net debt

Consideration:                      40% cash, 60% SPX stock in total

Ratio:                              Fixed exchange

Premium:                            20% over GSX close on Friday

Conditions:                         Shareholder approvals, antitrust clearance

Timing:                             Early in fourth quarter of 1998







                                                      [SPX Logo]

                                                      [General Signal Logo]



TRANSACTION SUMMARY

Leadership:                         John B. Blystone --
                                    Chairman, President & CEO

                                    GSX operating management remains in
                                    place

Board:                              Two General Signal directors join SPX
                                    Board

Financing:                          $1.7 billion facility underwritten by
                                    Chase

Valuation:                          Fairness opinion from Stern Stewart

Break-Up Fee:                       $60 million; no-shop clause







                                                      [SPX Logo]

                                                      [General Signal Logo]



SHAREHOLDER BENEFITS -- WIN/WIN

* General Signal shareholders will own 60% of a combined company with upside potential

* SPX shareholders will own part of larger company with increased value-creation opportunities

* Accretive to EPS, strong cash flow, positive net present value, EVA positive after third year

*    Greater critical mass, increased earnings predictability

*    Apply EVA to accelerate growth and profitability





                                                      [SPX Logo]

                                                      [General Signal Logo]



SPX'S PROVEN TRACK RECORD

*    Transformed SPX into leader

*    Operating margins doubled

*    Over 80% of employees on EVA

*    Stock price quadrupled

                                                      [SPX Logo]

                                                      [General Signal Logo]



CREATING VALUE AT GENERAL SIGNAL

*    Apply aggressive shareholder-driven program

*    Focus on use of capital, cost structure, operational improvements

*    Conduct strategic review

*    Rationalize businesses

*    Selective divestitures

*    Focus on businesses with growth potential






                                                      [SPX Logo]

                                                      [General Systems Logo]

COST SAVINGS

*    $55-60 million in annual savings

*    Eliminate duplicate corporate costs

*    Achieve operating efficiencies

*    Enhance productivity

*    Improve sourcing






                                                      [SPX Logo]

                                                      [General Systems Logo]

PRO FORMA 1998

                                      Net Income     Shares Outstanding
                                     (in millions)      (in millions)    EPS
                                     -------------      -------------    ---

SPX Street Estimate                         $49.7             12,400      $4.01
GSX's Street Estimate ($2.70 per            119.3                 --         --
share)
Transaction:
Incremental interest ($78.4 pretax)         (48.6)
Incremental goodwill                        (22.0)
Other costs ($6.6)                           (4.1)
Shares issued:
43.4 million GSX shares @ exchange
ratio of 0.4186 SPX shares                      --            18.167         --
                                            ------          --------     ------
Before savings                              $94.3             30.567      $3.03
$46 million savings (pretax)                 28.3                 --         --
required to prevent dilution
Adjusted                                   $122.6             30.567      $4.01


Note:  Assumes reverse purchase accounting

$46 Million of Savings Required to be EPS Neutral






                                                      [SPX Logo]

                                                      [General Systems Logo]

GSX'S INDUSTRIAL SOLUTIONS BUSINESSES

*    15 businesses

     -  Process equipment

     -  Electrical products

     -  Network technology

   -    Vehicle components






                                                      [SPX Logo]

                                                      [General Systems Logo]

SPX'S VEHICLE SOLUTIONS BUSINESSES

*    Vehicle service solutions

     -  Essential service tools

     -  Electronic diagnostic tools

     -  Air conditioning service equipment

     -  Emissions testing equipment

     -  Administration of dealer equipment programs

     -  Technical information services

     -  Hydraulic cylinders and pumps

*    Vehicle components

     -  Automatic transmission filters

     -  Solenoid valves for transmissions

     -  Die-cast steering components






                                                      [SPX Logo]

                                                      [General Systems Logo]

SPX STOCK PERFORMANCE

Total Return (stock price change plus dividends) on $100 invested on 1/1/96 [Graph comparing total return on $100 invested in SPX stock on 1/1/96 to $100 invested in S&P index on 1/1/96, in each case, from December 1995 through June 1998]






                                                      [SPX Logo]

                                                      [General Systems Logo]

SPX GROWTH HIGHLIGHTS

*    Year-over-year operational improvements for 10 straight quarters

*    Met or exceeded all financial commitments

*    EVA-positive in just 2 1/4 years






                                                      [SPX Logo]

                                                      [General Systems Logo]

BUSINESS STRUCTURE

            General Signal                                SPX
            --------------                                ---

Process     Electrical  Network       Vehicle           Vehicle     Service
Equipment   Products    Technologies  Components        Components  Solutions

Process     Electrical  Network                         Vehicle     Service
Equipment   Products    Technologies                    Components  Solutions

            Industrial Solutions                      Vehicle Solutions













                              SPX CORPORATION

                                     &

                               GENERAL SIGNAL



                               JULY 20, 1998